REGISTRATION RIGHTS AGREEMENT, dated as of July 10, 2003 (the "Agreement"), by and among DCAP GROUP, INC., a Delaware corporation (the "Company"), and those persons identified on Schedule A attached hereto (individually, a "Purchaser" and collectively, the "Purchasers").

                                    Recitals:
                                    ---------

     WHEREAS, pursuant to the terms of a Unit Purchase Agreement (the "Purchase Agreement"), dated as of July 2, 2003, by and among the Company and the Purchasers, the Purchasers are purchasing from the Company units comprised in part of Warrants (the "Warrants") for the purchase of an aggregate of 525,000 shares of Common Stock, $.01 par value per share (the "Warrant Stock"), of the Company as set forth on Schedule A.

     WHEREAS, the Company and the Purchasers desire to provide for the circumstances under which the Company will register the Warrant Stock for resale on behalf of the Purchasers.

     WHEREAS, pursuant to an Appointment of Representative, dated as of July 2, 2003 (the "Appointment"), the Purchasers have appointed Jack Seibald (the "Representative") to act as their representative and attorney-in-fact, to act on their behalf with respect to this Agreement.

     NOW, THEREFORE, as an inducement to the Purchasers to consummate the transactions contemplated by the Purchase Agreement and in consideration of the premises and of the mutual covenants and obligations hereinafter set forth, the Company hereby covenants and agrees with the Purchasers as follows:

     1. Definitions. Unless the context otherwise requires, the terms defined in this Section 1 shall have the meanings herein specified for all purposes of this Agreement.

          "1933 Act" means the Securities Act of 1933, as amended.

          "1934 Act" means the Securities Exchange Act of 1934, as amended.

          "2002 Agreement" shall have the meaning set forth in Section 2(a) hereof.

          "2002 Purchasers" shall have the meaning set forth in Section 2(a) hereof.

          "Appointment" shall have the meaning set forth in the Recitals hereof.

          "Effectiveness Period" shall have the meaning set forth in Section 4(b) hereof.

          "Losses" shall have the meaning set forth in Section 7(a) hereof.

          "Person"  means  an  individual,  corporation,   partnership,  limited
liability company, trust or other entity.

          "Piggyback Notice" shall have the meaning set forth in Section 2(a) hereof.

          "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

          "Prospectus" means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          "Purchase Agreement" shall have the meaning set forth in the Recitals hereof.

          "Registrable Securities" means (i) the 525,000 shares of Common Stock issuable pursuant to the Warrants, and (ii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

          "Registration Statement" means an initial registration statement which is required to register the resale of all Registrable Securities and the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          "Representative" shall have the meaning set forth in the Recitals hereof.

          "SEC" means the Securities and Exchange Commission.

          "Warrants"  shall   have  the   meaning  set  forth  in  the  Recitals
hereof.

          "Warrant Stock" shall have the meaning set forth in the Recitals hereof.

     2.   Piggyback Registration.

          (a) If at any time, pursuant to the terms of that certain Registration Rights Agreement, dated as of August 28, 2002 (the "2002 Agreement"), by and among the Company and certain purchasers of the Company's Common Stock, as specified therein (the "2002 Purchasers"), the Company shall become obligated to file a registration statement under the 1933 Act in connection with the proposed offer and sale of any of its Common Stock on behalf of any of the 2002 Purchasers (whether or not the registration statement also covers the proposed offer and sale of securities of the Company for its own account), then, in each case, Company shall give written notice of its obligation to the Purchasers (a "Piggyback Notice"), and, if within 20 days after receipt of such Piggyback Notice, any such Purchaser shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Purchaser requests to be registered, subject to Sections 2(c) and (d).

          (b) The Company may at any time, in its sole discretion, withdraw or cease proceeding with any such registration with respect to the Registrable Securities if it shall at the same time withdraw or cease proceeding with the registration of all other securities originally proposed to be registered for other security holders.

          (c) Notwithstanding any other provision of this Section 2, if the managing underwriter of an underwritten distribution advises the Company and the Representative in writing that, in its good faith judgment, the number of Registrable Securities requested to be registered under this Section 2 and other securities requested to be registered exceeds the number of Registrable Securities and other securities which can be sold in such offering without adversely affecting the success of such offering or the price at which such securities are offered, then (i) the number of Registrable Securities and other securities (except for shares to be issued by the Company for its own account), so requested to be included in the offering shall be reduced to that number of shares which in the good faith judgment of the managing underwriter can be sold in such offering, and (ii) such reduced number of shares, if any, shall be allocated among all participating Purchasers of Registrable Securities and holders of other securities in proportion, as nearly as practicable, to the respective number of Registrable Securities and other securities requested by such Purchasers and other holders to be included in the Registration Statement.

          (d) The number of Registrable Securities to be included in a Registration Statement pursuant to this Section 2 for each Purchaser shall be based on the following formula:

                  Step 1.  Z% =      X
                                  -------
                                      Y

                  Step 2.  Registrable Securities owned by Purchaser x Z% = W

         Where:

         "X" means that number of shares of Common Stock being registered pursuant to the Registration Statement by all other security holders, excluding the Purchasers.

         "Y" means the total number of unregistered shares of Common Stock owned by all other security holders, excluding the Purchasers, who have requested registration of all or part of said shares pursuant to the Registration Statement.

         "Z"      means the percentage determined by dividing "X" by "Y".

         "W" means the maximum number of Registrable Securities that a Purchaser may request to be included in the Registration Statement pursuant to this Section 2.

          3. Registration Expenses. The Company shall pay all fees and expenses incurred in effecting the registration of Registrable Securities pursuant to
Section 2, including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and blue sky fees and expenses, but not including underwriting discounts and commissions or the fees and expenses of counsel to the Purchasers in connection therewith. In addition, the Company shall be responsible for fees and expenses of all other persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement as well as all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with any listing of the Registrable Securities on any securities exchange as required hereunder.

          4. Registration Procedures. If and whenever the Company is required by the provisions of Section 2 to include Registrable Securities in a Registration Statement under the 1933 Act, subject to the terms hereof, the Company shall:

               (a) Not less than five days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall (i) furnish to the Representative and his counsel copies of all such documents proposed to be filed (including documents incorporated or deemed incorporated by reference), which documents (to the extent of the "Selling Stockholders" and "Plan of Distribution" portions thereof) will be subject to the review of the Representative and his counsel, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of counsel, to conduct a reasonable investigation within the meaning of the 1933 Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Representative and his counsel shall reasonably object in good faith.

               (b) (i) Prepare and file with the SEC such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities until the date which is nine months after the date that such Registration Statement is declared effective by the Commission or such earlier date when all Registrable Securities covered by such Registration Statement have been sold (the "Effectiveness Period"); (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the SEC with respect to the Registration Statement or any amendment thereto and, as promptly as reasonably possible provide the Representative true and complete copies of all correspondence from and to the SEC relating to the Registration  Statement;  and
(iv) comply in all material respects with the provisions of the 1933 Act and the 1934 Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Purchasers thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

               (c) Notify the Representative and his counsel as promptly as reasonably possible (and, in the case of (i)(A) below, not less than five days prior to such filing) and (if requested by the Representative) confirm such notice in writing no later than one day following the day: (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the SEC notifies the Company whether there will be a "review" of such Registration Statement and whenever the SEC comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to the Representative); and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (d) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

               (e) Furnish to the Representative and his counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by the Representative (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC; provided, however, if the Registration Statement is on Form S-3, then the Company shall not be obligated to provide copies of any financial statements incorporated by reference therein, but only to the extent that such financial statements have been previously filed with the SEC.

               (f) Promptly deliver to the Representative and his counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as the Representative may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the  selling  Purchasers  in  connection  with  the  offering  and  sale  of the
Registrable Securities covered by such Prospectus and any amendment or supplement thereto and each Purchaser agrees to comply with the prospectus delivery requirements in accordance with the 1933 Act in connection with sales made by such Purchaser of the Registrable Securities.

               (g) Prior to any public offering of Registrable  Securities,  use its best efforts to register or qualify or cooperate with the selling Purchasers and their counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Purchaser reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or subject the Company to any tax in any such jurisdiction where it is not then so subject.

               (h) Cooperate with the Purchasers to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Purchasers may reasonably request.

               (i) Upon the occurrence of any event contemplated by Section 4(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (j) Comply with all applicable rules and regulations of the SEC.

               (k) The Company may require each Purchaser participating in any registration pursuant to Section 2 hereof to furnish in writing to the Company such information regarding such Purchaser, the plan of distribution of the Registrable Securities and other information as the Company may from time to time reasonably request or as may be legally required in connection with such registration.

     5. Additional Registration Rights Provisions.

          (a) The Company may defer the filing of an amendment or supplement to the Registration Statement and Prospectus required by Section 4(b), for such period as it reasonably determines (but not to exceed an aggregate of 60 days, which need not be consecutive days) if the Company is then engaged in confidential negotiations or other confidential business activities, disclosure of which (in the reasonable opinion of outside counsel to the Company) would be required in such Registration Statement and would not be required if such Registration Statement were not filed, and the Board determines in good faith that such disclosure would be materially detrimental to the Company or would have a material adverse effect on any such confidential negotiations or other confidential business activities. The Company may also defer the filing of the Registration Statement and any amendment or supplement to the Registration Statement and Prospectus to the extent permitted by the 2002 Agreement.

          (b) If, after a Registration Statement filed under Section 2 becomes effective, the Company advises the Representative that the Company considers it appropriate for the Registration Statement to be amended or Prospectus supplemented, the Purchasers shall suspend any further sales of their Registrable Securities until the Company advises the Representative that the Registration Statement has been amended or Prospectus supplemented. The time period, if any, referred to herein during which the Registration Statement must be kept current after its effective date shall be extended for an additional number of business days during which the right to sell the Registrable Securities was suspended as a result of the preceding sentence.

     6. Lock-up Agreements. Each Purchaser of Registrable Securities agrees that, if so requested by the Company or any managing underwriter in any underwritten registration of securities by the Company (whether or not the Purchaser's Registrable Securities are included in the contemplated registration statement for resale), it shall not effect any sale or distribution of equity securities of the Company (including sales pursuant to Rule 144 promulgated by the SEC under the 1933 Act), or any securities convertible into or exchangeable or exercisable for such securities, during such period as the managing underwriter(s) of such registration shall reasonably require. Each Purchaser agrees to execute and deliver such agreements and other documents reasonably requested in connection with the foregoing. Notwithstanding the foregoing, a Purchaser shall only be required to execute and deliver such documents as are concurrently executed and delivered by the executive officers of the Company.

     7. Indemnification.

          (a) By the Company. In the event of a registration of any of the Registrable Securities under the 1933 Act pursuant to Section 2 hereof, the Company will indemnify and hold harmless each Purchaser, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Purchaser (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages or liabilities (or actions in respect thereof) (including, without limitation, reasonable attorneys fees and expenses) (collectively, "Losses"), arising out of or are based upon any untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the 1933 Act pursuant to Section 2, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Purchaser furnished in writing to the Company by or on behalf of such Purchaser (including by the Representative) expressly for use therein, or to the extent that such information relates to such Purchaser or such Purchaser's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by or on behalf of such Purchaser (including by the Representative) expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto. The Company shall notify the Representative promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

          (b) By the Purchasers. In the event of a registration of any of the Registrable Securities under the 1933 Act pursuant to Section 2 hereof, each Purchaser of such Registrable Securities thereunder, severally and not jointly, will indemnify and hold harmless the Company and each Person, if any, who controls the Company within the meaning of the 1933 Act, each officer of the Company who signs the Registration Statement, each director of the Company, each other Person who controls the Company within the meaning of the 1933 Act, each underwriter and each Person who controls any underwriter within the meaning of the 1933 Act, against all Losses to which the Company or such officer or director or underwriter or controlling Person may become subject under the 1933 Act or otherwise, insofar as and to the extent that such Losses arise out of or are based upon any untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the 1933 Act pursuant to Section 2, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and, subject to the provisions hereof. Each Purchaser shall notify the Company promptly of the institution, threat or assertion of any Proceeding of which the Purchaser is aware in connection with the transactions contemplated by this Agreement.

          (c) Conduct of Proceedings.

               (i) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, promptly notify the indemnifying party in writing thereof. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section for any legal or other expenses incurred by such indemnified party in connection with the defense thereof.

               (ii) Notwithstanding the foregoing, any indemnified party shall have the right to retain its own counsel in any such action, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless: (1) the indemnifying party has agreed in writing to pay such fees and expenses; (2) the indemnifying party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such indemnified party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel in writing that a conflict of interest is likely to exist if the same counsel were to represent such indemnified party and the indemnifying party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense thereof on behalf of the indemnified party and such additional counsel shall be at the expense of the indemnifying party). The indemnifying party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending Proceeding in respect of which any indemnified party is a party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding.

               (iii) All fees and expenses of the indemnified party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the indemnified party when it is finally judicially determined that such Indemnified Party is entitled to indemnification hereunder.

          (d) Contribution. If a claim for indemnification under Section 7(a) or 7(b) is unavailable to an indemnified party (by reason of public policy or otherwise), then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 7(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7(d), no Purchaser shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Purchaser from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

          (e) Miscellaneous. The indemnity and contribution agreements contained in this Section constitute the sole liability and obligation that the indemnifying parties shall have to the indemnified parties with respect to the matters set forth in this Section 7.

     8. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. No change, modification, amendment, addition or termination of this Agreement or any part thereof shall be valid unless in writing and signed by the Company and the Representative.

     9. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on any business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date,
(iii) the business day following the date of mailing, if sent for next day delivery by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

                  If to the Company at:

                  1158 Broadway
                  Hewlett, NY 11557
                  Attention: Chief Executive Officer
                  Facsimile No.: (516) 295-7216

                  with a copy to:

                  Certilman Balin Adler & Hyman, LLP
                  90 Merrick Avenue
                  East Meadow, New York 11554
                  Attention:  Fred Skolnik, Esq.
                  Facsimile No.: (516) 296-7111

                  If to the Purchasers as follows:

                  c/o Jack Seibald
                  1336 Boxwood Drive West
                  Hewlett Harbor, NY 11557
                  Facsimile No.: (516) 569-7453
                  in each case, with a copy to:

                  Bryan Cave Robinson Silverman
                  Bryan Cave LLP
                  1290 Avenue of the Americas
                  New York, NY  10104
                  Facsimile No.: (212) 541-4630
                  Attn: Robert G. Leonard, Esq.

or at such other address as any party or person shall designate by notice to the other parties in accordance with the provisions hereof.

     10. Choice of Law. This Agreement shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York, excluding choice of law principles thereof. Each party agrees that all Proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, stockholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such court or that such Proceeding is improper. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its reasonable attorney's fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

     11. Severability. In the event any clause, section or part of this Agreement shall be held or declared to be void, illegal or invalid for any reason, all other clauses, sections or parts of this Agreement which can be effected without such void, illegal or invalid clause, section or part shall nevertheless continue in full force and effect.

     12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective legal representatives, successors and assigns The Company may not assign its rights or obligations hereunder without the prior written consent of the Representative. Each Purchaser may assign its rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

     13. Independent Nature of Purchasers' Obligations and Rights. The obligation of each Purchaser hereunder is several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. The foregoing shall not be construed to limit the powers of the Representative pursuant to the Appointment.

     14. Headings. The headings or captions in this Agreement are for convenience of reference only and do not in any way modify, interpret or construe the intent of the parties or affect any of the provisions of this Agreement.

     15. Facsimile Signatures. Signatures transmitted by telecopier shall be deemed original signatures.

     16. Counterpart Signatures. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     17. Representation by Counsel. Each party acknowledges that he has been represented by counsel in connection with this Agreement and the transactions contemplated hereby. Accordingly, any rule or law or any legal decision that would require the interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived by the parties. The provisions of this Agreement shall be interpreted in a reasonable manner to give effect to the intent of the parties hereto.

     18. Gender. All references to the masculine gender herein shall be deemed to refer to the feminine and neuter where applicable.

                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date first above written.

                                             DCAP GROUP, INC.


                                             By:
                                                --------------------------------
                                                   Barry Goldstein
                                                   Chief Executive Officer


                                   PURCHASERS:

TO BE COMPLETED BY INDIVIDUAL             TO BE COMPLETED BY CORPORATE,
PURCHASER                                 PARTNERSHIP, LIMITED LIABILITY
                                          COMPANY OR TRUST PURCHASER

-----------------------------------       -------------------------------------
Name(s) of Purchaser(s) [Please Print]    Name of Purchaser [Please Print]

___________________________________       By:__________________________________
Signature of Purchaser                         Authorized Signatory

-----------------------------------       -------------------------------------
Signature of Purchaser, if jointly held   Name and Title of Authorized Signatory
                                          [Please Print]

                               List of Schedules


SCHEDULE A - Purchasers